UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2010

Global Gate Property Corp.
 (Exact name of registrant as specified in its charter)

Nevada	000-52330	20-3305472
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

2519 East Kentucky Ave.
Denver, Colorado 80209
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 660-6964

(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On November 2, 2010, Global Gate Property Corp.’s ( the “Company”) management, after reviewing the accounting treatment related to its noncontrolling interest in its 51% owned subsidiary’s earnings, determined that the accounting for its noncontrolling interest as it relates to its subsidiary was incorrect and not in accordance with the provisions of SFAS No. 160, Noncontrolling Interest in Consolidated Financial Statements – an amendment of ARB No. 51, superseded by ASC 810-10-65 and recommended to the Board of Directors of the Company, that the Company’s audited financial statements for the fiscal year ended December 31, 2009, and its unaudited quarterly financial statements for the quarterly periods ended March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010 and June 30, 2010 should no longer be relied upon.

This change in accounting treatment resulted in a restatement of accumulated deficit, additional paid in capital and noncontrolling interest on the Company’s balance sheets, and noncontrolling interest and net loss attributable to common stockholders on the Company’s statements of operations from the adoption of this accounting standard on January 1, 2009.

Additionally, the Company restated the unaudited quarterly financial statements for the quarterly periods ended March 31, 2009, June 30, 2009, September 30, 2009 to reflect the following errors determined by the Company:

o	Sales of common stock (additional paid in capital) in the quarter ended June 30, 2010 had been overstated by $17,469 with a corresponding overstatement of general and administrative expenses.

o
The three months activity ended June  30, 2009 was erroneously posted as the activity for the three months ended September 30, 2009 in the Consolidated Statement of Operations for the Company in the Form 10-Q for the quarterly period ended September 30, 2009.

o	Common stock at September 30, 2009 was erroneously posted as a negative balance with the difference of $18,396 increasing additional paid in capital.

o
A distribution of $40,000 was incorrectly recorded as a distribution from accumulated deficit on the Company’s March 31, 2009, June 30, 2009 and September 30, 2009 balance sheets, which should have been recorded as a reduction in additional paid in capital.

The Board of Directors of the Company agreed with the Company’s management and the Company restated its financial statements as follows:

	As Previously
Balance Sheets:	Reported	Restatement	As Restated

March 31, 2009
Additional paid in capital	$(31,097)	$46,900	$15,803
Accumulated deficit	(263,922)	75,805	(188,117)
Noncontrolling interest	-	(122,705)	(122,705)

June 30, 2009
Additional paid in capital	$(31,097)	$46,900	$15,803
Accumulated deficit	(369,753)	123,189	(246,564)
Noncontrolling interest	-	(170,089)	(170,089)

September 30, 2009
Common stock	$(9,198)	$18,396	$9,198
Additional paid in capital	(22,287)	31,978	9,691
Accumulated deficit	(314,729)	91,876	(222,853)
Noncontrolling interest	-	(142,250)	(142,250)

December 31, 2009
Additional paid in capital	$(80,683)	$90,374	$9,691
Accumulated deficit	(262,721)	43,222	(219,499)
Noncontrolling interest	-	(133,596)	(133,596)

March 31, 2010
Additional paid in capital	$48,903	$(39,212)	$9,691
Accumulated deficit	(339,877)	142,329	(197,548)
Noncontrolling interest	-	(103,117)	(103,117)

June 30, 2010
Additional paid in capital	$359,957	$72,905	$432,862
Accumulated deficit	(291,439)	50,638	(240,801)
Noncontrolling interest	-	(123,543)	(123,543)

	As Previously
Statements of Operations:	Reported	Restatement	As Restated

Three Months ended March 31, 2009
Net income	$45,222	$-	$45,222
Less: Net (income) loss attributable to
noncontrolling interest	-	(27,984)	(27,984)
Net income attributable to
common stockholders	-	17,238	17,238
Basic and diluted income per common share	0.00	-	0.00

Three Months ended June 30, 2009
Net loss	$(105,831)	$-	$(105,831)
Less: Net (income) loss attributable to
noncontrolling interest	-	47,384	47,384
Net loss attributable to
common stockholders	-	(58,447)	(58,447)
Basic and diluted loss per common share	(0.01)	-	(0.01)

Six Months ended June 30, 2009
Net loss	$(60,609)	$-	$(60,609)
Less: Net (income) loss attributable to
noncontrolling interest	-	19,400	19,400
Net loss attributable to
common stockholders	-	(41,209)	(41,209)
Basic and diluted loss per common share	(0.01)	0.01	(0.00)

Three Months ended September 30, 2009
Sales	$1,200	$124,896	$126,096
Cost of goods sold	72,102	(14,074)	58,028
Operating expenses	29,803	(22,275)	7,528
Interest expense	5,126	390	5,516
Net income (loss)	(105,831)	160,855	55,024
Less: Net (income) loss attributable to
noncontrolling interest	-	(31,313)	(31,313)
Net income attributable to
common stockholders	-	23,711	23,711
Basic and diluted income (loss) per
common share	(0.01)	0.01	0.00

	As Previously
Statements of Operations:	Reported	Restatement	As Restated

Nine Months ended September 30, 2009
Net loss	$(5,585)	$-	$(5,585)
Less: Net (income) loss attributable to
noncontrolling interest	-	(11,913)	(11,913)
Net loss attributable to
common stockholders	-	(17,498)	(17,498)
Basic and diluted loss per common share	(0.00)	-	(0.00)

Year ended December 31, 2009
Net income	$6,423	$-	$6,423
Less: Net (income) loss attributable to
noncontrolling interest	-	(20,567)	(20,567)
Net loss attributable to
common stockholders	-	(14,144)	(14,144)
Basic and diluted income (loss) per
common share	0.00	-	(0.00)

Three Months ended March 31, 2010
Net income	$52,430	$-	$52,430
Less: Net (income) loss attributable to
noncontrolling interest	-	(30,479)	(30,479)
Net income attributable to
common stockholders	-	21,951	21,951
Basic and diluted income per common share	0.00	-	0.00

Three Months ended June 30, 2010
Net loss	$(81,148)	$17,469	$(63,679)
Less: Net (income) loss attributable to
noncontrolling interest	-	20,426	20,426
Net loss attributable to
common stockholders	-	(43,253)	(43,253)
Basic and diluted loss per common share	(0.01)	0.01	(0.00)

Six Months ended June 30, 2010
Net loss	$(28,718)	$17,469	$(11,249)
Less: Net (income) loss attributable to
noncontrolling interest	-	(10,053)	(10,053)
Net loss attributable to
common stockholders	-	(21,302)	(21,302)
Basic and diluted loss per
common share	(0.00)	-	(0.00)

    Concurrently with this filing, the Company is amending its annual report on Form 10-K for the year ended December 31, 2009 and its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010 and June 30, 2010.

    The Company’s management and Board of Directors reached their conclusions in consultation and with the concurrence of the Company’s independent registered public accounting firm, Davis, Graber, Plotzker & Ward, LLP and former independent registered public accounting firm, Ronald R. Chadwick, P.C..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 21, 2011

GLOBAL GATE PROPERTY CORP.

By:	/s/ Gary S. Ohlbaum
Gary S. Ohlbaum
President, Chief Executive Officer
and Chief Financial Officer